EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ryan Polk, Chief Financial Officer of SideChannel, Inc. (the “Company”) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Company’s Annual Report on Form 10-K for the year ended September 30, 2024 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 12, 2024	By:	/s/ Ryan Polk
Ryan Polk
Chief Financial Officer (Principal Financial Officer)